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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - August 29, 2001


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                              TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-29816               75-2816101
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

        13455 Noel Road, Suite 2000                                75240
              Dallas, Texas                                      (Zip Code)
(Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On August 29, 2001, Triad Hospitals, Inc. issued the press release attached as an exhibit to this current report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibit.

     99.1 Press Release issued by Triad Hospitals, Inc. on August 29, 2001.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRIAD HOSPITALS, INC.



                                         By: /s/ Donald P. Fay
                                             -------------------------------
                                             Donald P. Fay
                                             Executive Vice President,
                                             Secretary and General Counsel

Date: August 30, 2001


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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release issued by Triad Hospitals, Inc. on August 29, 2001.




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